As filed with the Securities and Exchange Commission on Dec.2008




                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES




                  Investment Company Act file number 811-21597



                             PRIMECAP ODYSSEY FUNDS
                             ----------------------
               (Exact name of registrant as specified in charter)



                        225 SOUTH LAKE AVENUE, SUITE 400
                               PASADENA, CA 91101
               (Address of principal executive offices) (Zip code)



                              DAVID H. VAN SLOOTEN
                        225 SOUTH LAKE AVENUE, SUITE 400
                               PASADENA, CA 91101
                     (Name and address of agent for service)



                           (626) 304-9222 Registrant's
                      telephone number, including area code



Date of fiscal year end: OCTOBER 31
                         ----------



Date of reporting period:  OCTOBER 31, 2008
                           ----------------

ITEM 1. REPORTS TO STOCKHOLDERS.




ANNUAL REPORT
OCTOBER 31, 2008








                                      {LOGO} PRIMECAP(R)
                                       ------------- ODYSSEY FUNDS

                                       PRIMECAP ODYSSEY STOCK FUND
                                      PRIMECAP ODYSSEY GROWTH FUND
                           PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND
            TABLE OF CONTENTS
            PRIMECAP ODYSSEY FUNDS
            --------------------------------------------------------------------

Letter to Shareholders ....................................................    2

Performance Graphs ........................................................    8

Expense Example ...........................................................   11

Sector Breakdown ..........................................................   13

Schedule of Investments ...................................................   15

PRIMECAP Odyssey Stock Fund ...............................................   15

PRIMECAP Odyssey Growth Fund ..............................................   19

PRIMECAP Odyssey Aggressive Growth Fund ...................................   23

Statements of Assets and Liabilities ......................................   26

Statements of Operations ..................................................   27

Statement of Changes in Net Assets ........................................   28

PRIMECAP Odyssey Stock Fund ...............................................   28

PRIMECAP Odyssey Growth Fund ..............................................   29

PRIMECAP Odyssey Aggressive Growth Fund ...................................   30

Financial Highlights ......................................................   31

PRIMECAP Odyssey Stock Fund ...............................................   31

PRIMECAP Odyssey Growth Fund ..............................................   32

PRIMECAP Odyssey Aggressive Growth Fund ...................................   33

Notes to Financial Statements .............................................   34

Report of Independent Registered Public Accounting Firm ...................   40

Additional Information ....................................................   41

Management ................................................................   45

            LETTER TO SHAREHOLDERS
            PRIMECAP ODYSSEY FUNDS
            --------------------------------------------------------------------

DEAR FELLOW SHAREHOLDERS,

The PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund posted total returns of -32.7%, -35.6%, and -40.6%, respectively, for the fiscal year ended October 31, 2008. With increasing intensity throughout the year, a global financial crisis unfolded, pummeling major markets around the world, and leaving few asset classes unscathed. U.S. equities proved no exception. The unmanaged Standard & Poor's 500 Composite Stock Price Index (S&P 500) produced a total return of -36.1% for the period.

Since the inception of the PRIMECAP Odyssey Funds in 2004, we have largely avoided investments in the financial sector. Our long-held view was that financial institutions were taking on massive leverage to invest in high-risk securities, thereby rendering industry profitability vulnerable to modest changes in asset prices. In our opinion, opaque balance sheets obscured the risks financial companies were taking, and this was unappreciated by investors. In retrospect, our analysis turned out to be on the mark, but we grossly underestimated the magnitude of exposure, the systemic risk posed to the financial system, and the austere consequences for the broader economy and stock market.

The benefit to the funds from a minimal weighting in the financial sector, the worst sector in the market (-52.1%), was to a large extent offset by a similarly small weighting in consumer staples, the best performing sector in the market (-11.9%). In times of economic distress, investors often flee to consumer staples stocks. These companies produce goods that consumers view as less discretionary purchases. Thus, their businesses have traditionally been fairly resilient to economic downturns. Our lack of investment in the staples was related to our substantial commitment to the health care sector. Like consumer staples, health care stocks historically fare well in difficult economic times. Health care is a less discretionary item than most products and services. In our judgment, health care stocks offered (and still offer) considerably greater growth prospects at substantially lower valuations than consumer staples stocks. Although health care stocks were less defensive than staples in 2008 (declining 24%), other than staples, it was the best sector in the market.




2
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LETTER TO SHAREHOLDERS
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------


Our significant holdings in the technology sector detracted from the year's results. Only financial stocks posted greater losses than the technology sector (-41.2%). In recessions, corporations typically slash their technology (IT) budgets as part of an overall effort to preserve profitability. In the past, this led to dramatic declines in earnings at many technology companies given their high fixed cost structures. In our view, the industry has changed considerably over the last decade. Market shares in key businesses have consolidated, enabling greater pricing power. Companies have reduced their capital intensity and earnings volatility by outsourcing a good portion of their fixed costs. Finally, balance sheets are flush with cash. It is our belief that through these difficult times, technology companies should report financial results exceeding investors' expectations.

This summer, following several years of spiraling price inflation, commodity prices reached levels that in our judgment were unjustifiable, generating outsized and unsustainable earnings gains. We took the opportunity to reduce the funds' holdings in the energy, materials, and industrials sectors. The prices of oil and many commodities have retraced at least 50% from their summer highs. The stocks have followed suit, and in many cases have declined well in excess of their respective commodity prices.

A more detailed discussion of the results of each PRIMECAP Odyssey Fund follows.

PRIMECAP ODYSSEY STOCK FUND

From November 1, 2007 to October 31, 2008, the Stock Fund's total return was -32.7%. Although this was better than the S&P 500's total return of -36.1% for the period, it is still disappointing on an absolute basis. On a relative basis, our underweight position in the financials sector and our overweight position in the health care sector benefited the fund. This benefit was partially offset by our underweight position in consumer staples, the best-performing sector of the S&P 500.

With regard to stock selection, Amgen and Marsh & McLennan aided our returns. Global insurance broker Marsh & McLennan has benefited from new management and a renewed emphasis on core businesses and operating margins; its total return for the period was +13.1%. On the negative side were McDermott International and Sprint Nextel Corporation. McDermott International had a total return for the year of -72.0%. McDermott is a leader in large off-shore drilling project construction, and it supplies building parts and expertise to nuclear plant developments. The company had been one of the largest beneficiaries of commodity price escalation and subsequently saw a significant stock price retracement when prices fell. Sprint Nextel had a total return of -81.7% for the year as it continues to lose customers to AT&T and Verizon.

LETTER TO SHAREHOLDERS
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------


The top 10 holdings, which collectively represent 31.1% of the portfolio at the period end, are listed below:

--------------------------------------------------------------------------------
       PRIMECAP ODYSSEY STOCK FUND                        ENDING % OF
       TOP 10 HOLDINGS AS OF 10/31/08                   TOTAL PORTFOLIO*
--------------------------------------------------------------------------------
       Amgen Inc.                                             4.9
       Eli Lilly & Co.                                        4.4
       Novartis AG (ADS)                                      4.2
       Medtronic Inc.                                         3.2
       Roche Holding AG                                       3.2
       Biogen Idec Inc.                                       2.4
       EOG Resources Inc.                                     2.2
       GlaxoSmithKline PLC (ADS)                              2.2
       Southwest Airlines Co.                                 2.2
       Marsh & McLennan Cos.                                  2.2
--------------------------------------------------------------------------------
       TOTAL % OF PORTFOLIO                                  31.1
--------------------------------------------------------------------------------

  * The percentage is calculated by using the ending market value of the security divided by the total investments of the fund.

PRIMECAP ODYSSEY GROWTH FUND

From November 1, 2007 to October 31, 2008, the Growth Fund's total return was -35.6%. This disappointing return was only slightly better than the S&P 500's total return of -36.1% and the Russell 1000 Growth Index's total return of -37.0% for that period. Our positioning in two sectors, financials and health care, helped the Growth Fund on a relative basis. We were very underweight in the financials sector, which declined 52.1% and was the worst performing sector within the S&P 500. We were very overweight in the health care sector, which was down 23.9% and was the second best performing sector within the S&P 500. Within this sector, Possis Medical and Amgen were the biggest contributors. Possis Medical, now a part of Bayer HealthCare, was up 36.1% for the year when the acquisition closed. Amgen, a premier biologic provider, had a total return of +3.1%.

The Growth Fund was hurt by our underweight position in the consumer staples sector as well as our overweight position and poor stock selection in the information technology sector. FormFactor and EMC Corp, both top 10 holdings, were two of the largest detractors from performance. FormFactor, a semiconductor equipment manufacturer, was down 55.5% for the year. EMC Corp, a leader in information infrastructure and storage technologies, was down 53.6% for the year. EMC's stock suffered as the value of its majority stake in VMware plummeted. VMware, an innovator in virtualization software, was down nearly 75% during the year.

LETTER TO SHAREHOLDERS
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------


The top 10 holdings, which collectively represent 29.8% of the portfolio at the period end, are listed below:

--------------------------------------------------------------------------------
       PRIMECAP ODYSSEY GROWTH FUND                        ENDING % OF
       TOP 10 HOLDINGS AS OF 10/31/08                    TOTAL PORTFOLIO*
--------------------------------------------------------------------------------
       Eli Lilly & Co.                                        4.4
       Conceptus Inc.                                         3.7
       Amgen Inc.                                             3.7
       Novartis AG (ADS)                                      3.5
       Medtronic Inc.                                         3.1
       Roche Holding AG                                       2.3
       Google Inc. (Cl A)                                     2.3
       FormFactor Inc.                                        2.3
       EMC Corp.                                              2.3
       C.H. Robinson Worldwide Inc.                           2.2
--------------------------------------------------------------------------------
       TOTAL % OF PORTFOLIO                                  29.8
--------------------------------------------------------------------------------

  * The percentage is calculated by using the ending market value of the security divided by the total investments of the fund.


PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND

From November 1, 2007 to October 31, 2008, the Aggressive Growth Fund's total return was -40.6%. This compares to the S&P 500's total return of -36.1% and the Russell Midcap Growth Index's total return of -42.6%. Although our underweight position in the financials sector and our overweight position in the health care sector helped on a relative basis, poor stock selection overwhelmed this weighting benefit.

American Italian Pasta and Abiomed were two of the largest individual contributors for the year. American Italian Pasta recovered from an earlier fall related to poor financial controls. New management has brought stability and growth back to one of the country's premier producers of dried pastas. The company's stock had a total return of +41.8% for the year. Abiomed received FDA clearance for Impella, a minimally invasive ventricular assist device used to aid an injured heart.

On the negative side, Brocade Communication Systems and Quiksilver were major detractors from performance. Brocade provides equipment for network storage. A -60.3% total return for the year reflected investors' displeasure with the company's $2.5 billion cash acquisition of Foundry Networks. Quiksilver's stock had a total return of -80.8%. The company's flawed acquisition and subsequent disposal of Rossignol and concern about short-term liquidity have weighed on the company's stock price.

LETTER TO SHAREHOLDERS
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------

The top 10 holdings, which collectively represent 35.0% of the portfolio at the period end, are listed below:

--------------------------------------------------------------------------------
       PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND                  ENDING % OF
       TOP 10 HOLDINGS AS OF 10/31/08                         TOTAL PORTFOLIO*
--------------------------------------------------------------------------------
       Conceptus Inc.                                              5.5
       Medarex Inc.                                                4.8
       American Italian Pasta Co. (Cl A)                           4.3
       FormFactor Inc.                                             3.9
       Roche Holding AG                                            3.8
       Altera Corp.                                                2.9
       Boston Scientific Corp.                                     2.6
       Abiomed Inc.                                                2.5
       Brocade Communications Systems Inc.                         2.5
       Intuit Inc.                                                 2.2
--------------------------------------------------------------------------------
       TOTAL % OF PORTFOLIO                                       35.0
--------------------------------------------------------------------------------

  * The percentage is calculated by using the ending market value of the security divided by the total investments of the fund.


OUTLOOK FOR THE NEXT FISCAL YEAR

Certainly, the list of reasons to approach fiscal 2009 with trepidation is a long one. The economy has slipped into a recession that many economists fear will rival in severity any period since the Great Depression. Unemployment continues to ratchet up. Our financial system has been stressed beyond comprehension, and the government has embarked on a monumental intervention in our financial institutions and private industry. The long-term ramifications of a trillion dollar rescue plan are uncertain at best, but the cost will ultimately be borne by taxpayers. In the long term, the increased regulation and government involvement in private enterprise associated with the rescue plan potentially portends slower growth and lower valuations.

Despite this undeniable litany of obstacles to overcome, we believe there are reasons to be constructive on the near- to intermediate-term. The government is pursuing parallel paths of fiscal and monetary stimulus in conjunction with a coordinated effort by central banks to stimulate the global economy and restore confidence in financial systems and markets. Importantly, the stock market holds an uncanny record for charting the future course of the economy and anticipating it well in advance. As we write this letter, the S&P 500 has declined more than 50% from its high in October 2007, marking this correction as the worst since the 1930s. For the past decade, the annualized return for the S&P 500 is roughly -2%, the worst 10-year period since the 1930s. The dividend yield on the S&P 500 exceeds the yield on a 10-year Treasury bond that offers no opportunity for

LETTER TO SHAREHOLDERS
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------

a gain in principal if held to maturity. All of these factors incline us to suggest that stock prices may already discount the draconian environment we face today and in the near future, and that the next substantive move in the stock market may be up.

In these tumultuous times, we are seeing an increasing number of attractive investment opportunities, particularly in the health care and information technology sectors. Companies with innovative products, strong competitive advantage, growing markets, and cash laden balance sheets are selling, in our assessment, at compelling valuations. Although stock prices can certainly continue to decline for another week, month, or year or two, we feel confident that at some point over the next few years, we will likely look back at this period as presenting a rare opportunity to buy great companies at uniquely low valuations.

We appreciate the confidence you have demonstrated in us. We will continue to work diligently to prove worthy of that confidence.

Sincerely,

PRIMECAP Management Company



--------------------------------------------------------------------------------
THE FUNDS INVEST IN SMALLER COMPANIES, WHICH INVOLVE ADDITIONAL RISKS SUCH AS LIMITED LIQUIDITY AND GREATER VOLATILITY. ALL FUNDS MAY INVEST IN FOREIGN SECURITIES WHICH INVOLVES GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS. MUTUAL FUND INVESTING INVOLVES RISK, AND LOSS OF PRINCIPAL IS POSSIBLE. GROWTH STOCKS TYPICALLY ARE MORE VOLATILE THAN VALUE STOCKS; HOWEVER, VALUE STOCKS HAVE A LOWER EXPECTED GROWTH RATE IN EARNINGS AND SALES.

Please refer to the Schedule of Investments for details of fund holdings. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future portfolio holdings are subject to risk.

THE STANDARD & POOR'S 500 CORPORATE STOCK PRICE INDEX is a broad based index of 500 stocks, which is widely recognized as representative of the U.S. market in general. THE RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. THE RUSSELL MID CAP GROWTH INDEX measures the performance of those Russell Mid Cap companies with higher price-to-book ratios and higher forecasted growth values. These indices do not incur expenses and are not available for investment.

THE INFORMATION PROVIDED HEREIN REPRESENTS THE OPINIONS OF PRIMECAP MANAGEMENT COMPANY AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS, OR INVESTMENT ADVICE.

------                                                                   (12/08)
   Note: Sector weightings are based on average weight for the period.

            PERFORMANCE GRAPHS
            PRIMECAP ODYSSEY STOCK FUND
            --------------------------------------------------------------------

The following chart compares the value of a hypothetical $10,000 investment in the PRIMECAP Odyssey Stock Fund from November 1, 2004 (inception) to October 31, 2008, compared to the S&P 500 Index. This chart illustrates the performance of a hypothetical $10,000 investment made on the fund's inception date and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

[graph omitted]

                           PRIMECAP
                           ODYSSEY                      S&P 500
DATE                      STOCK FUND                     INDEX
--------------------------------------------------------------------------------
11/1/04                   $10,000                       $10,000
1/31/05                    10,610                        10,493
4/30/05                    10,490                        10,324
7/31/05                    11,530                        11,064
10/31/05                   11,480                        10,868
1/31/06                    12,767                        11,581
4/30/06                    13,047                        11,914
7/31/06                    12,496                        11,658
10/31/06                   13,487                        12,643
1/31/07                    14,158                        13,261
4/30/07                    14,632                        13,729
7/31/07                    14,673                        13,539
10/31/08                   15,359                        14,483
1/31/08                    13,769                        12,955
4/30/08                    13,799                        13,088
7/31/08                    13,544                        12,038
10/31/08                   10,332                         9,256


                                                        TOTAL RETURN
                                               PERIOD ENDED OCTOBER 31, 2008
                                              ----------------------------------
                                                                    ANNUALIZED
                                                                 SINCE INCEPTION
                                              1 YEAR                (11/01/04)
                                             --------            ---------------
PRIMECAP Odyssey Stock Fund                   -32.73%                 0.82%

S&P 500 Index*                                -36.10%                -1.91%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-729-2307. THE FUNDS IMPOSE A 2% REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS. PERFORMANCE FIGURES REFLECT THE FEE WAIVER IN EFFECT AND, IN THE ABSENCE OF FEE WAIVERS, TOTAL RETURNS WOULD BE LOWER. SHORT-TERM PERFORMANCE, IN PARTICULAR, IS NOT A GOOD INDICATION OF A FUND'S FUTURE PERFORMANCE, AND AN INVESTMENT SHOULD NOT BE MADE BASED SOLELY ON PAST RETURNS.

----------
   * The S&P 500 Index is an unmanaged index composed of 500 common stocks weighted by market value; its total return includes reinvestment of dividends and is considered representative of the stock market return as a whole.

PERFORMANCE GRAPHS
PRIMECAP ODYSSEY GROWTH FUND
--------------------------------------------------------------------------------

The following chart compares the value of a hypothetical $10,000 investment in the PRIMECAP Odyssey Growth Fund from November 1, 2004 (inception) to October 31, 2008, compared to the S&P 500 Index. This chart illustrates the performance of a hypothetical $10,000 investment made on the fund's inception date and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

[graph omitted]

                           PRIMECAP
                           ODYSSEY                      S&P 500
DATE                     GROWTH FUND                     INDEX
--------------------------------------------------------------------------------
11/1/04                   $10,000                       $10,000
1/31/05                    10,550                        10,493
4/30/05                    10,450                        10,324
7/31/05                    11,540                        11,064
10/31/05                   11,620                        10,868
1/31/06                    12,908                        11,581
4/30/06                    13,208                        11,914
7/31/06                    12,688                        11,658
10/31/06                   13,769                        12,643
1/31/07                    14,420                        13,261
4/30/07                    14,845                        13,729
7/31/07                    14,764                        13,539
10/31/08                   15,898                        14,483
1/31/08                    13,807                        12,955
4/30/08                    13,919                        13,088
7/31/08                    13,359                        12,038
10/31/08                   10,246                         9,256


                                                        TOTAL RETURN
                                               PERIOD ENDED OCTOBER 31, 2008
                                              ----------------------------------
                                                                    ANNUALIZED
                                                                 SINCE INCEPTION
                                              1 YEAR                (11/01/04)
                                             --------            ---------------

PRIMECAP Odyssey Growth Fund                 -35.55%                  0.61%

S&P 500 Index*                               -36.10%                 -1.91%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-729-2307. THE FUNDS IMPOSE A 2% REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS. PERFORMANCE FIGURES REFLECT THE FEE WAIVER IN EFFECT AND, IN THE ABSENCE OF FEE WAIVERS, TOTAL RETURNS WOULD BE LOWER. SHORT-TERM PERFORMANCE, IN PARTICULAR, IS NOT A GOOD INDICATION OF A FUND'S FUTURE PERFORMANCE, AND AN INVESTMENT SHOULD NOT BE MADE BASED SOLELY ON PAST RETURNS.

----------
   * The S&P 500 Index is an unmanaged index composed of 500 common stocks weighted by market value; its total return includes reinvestment of dividends and is considered representative of the stock market return as a whole.

PERFORMANCE GRAPHS
PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND


The following chart compares the value of a hypothetical $10,000 investment in the PRIMECAP Odyssey Aggressive Growth Fund from November 1, 2004 (inception) to October 31, 2008, compared to the S&P 500 Index. This chart illustrates the performance of a hypothetical $10,000 investment made on the fund's inception date and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

[graph omitted]

                           PRIMECAP
                           ODYSSEY
                          AGGRESSIVE                    S&P 500
DATE                     GROWTH FUND                     INDEX
--------------------------------------------------------------------------------
11/1/04                   $10,000                       $10,000
1/31/05                    10,500                        10,493
4/30/05                     9,890                        10,324
7/31/05                    11,220                        11,064
10/31/05                   11,240                        10,868
1/31/06                    12,790                        11,581
4/30/06                    13,110                        11,914
7/31/06                    12,310                        11,658
10/31/06                   13,920                        12,643
1/31/07                    14,915                        13,261
4/30/07                    15,280                        13,729
7/31/07                    14,915                        13,539
10/31/08                   16,253                        14,483
1/31/08                    13,205                        12,955
4/30/08                    13,134                        13,088
7/31/08                    12,685                        12,038
10/31/08                    9,654                         9,256


                                                        TOTAL RETURN
                                               PERIOD ENDED OCTOBER 31, 2008
                                              ----------------------------------
                                                                    ANNUALIZED
                                                                 SINCE INCEPTION
                                              1 YEAR                (11/01/04)
                                             --------            ---------------

PRIMECAP Odyssey Aggressive Growth Fund       -40.60%                 -0.88%

S&P 500 Index*                                -36.10%                 -1.91%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-729-2307. THE FUNDS IMPOSE A 2% REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS. PERFORMANCE FIGURES REFLECT THE FEE WAIVER IN EFFECT AND, IN THE ABSENCE OF FEE WAIVERS, TOTAL RETURNS WOULD BE LOWER. SHORT-TERM PERFORMANCE, IN PARTICULAR, IS NOT A GOOD INDICATION OF A FUND'S FUTURE PERFORMANCE, AND AN INVESTMENT SHOULD NOT BE MADE BASED SOLELY ON PAST RETURNS.

-----------
   * The S&P 500 Index is an unmanaged index composed of 500 common stocks weighted by market value; its total return includes reinvestment of dividends and is considered representative of the stock market return as a whole.

            EXPENSE EXAMPLE
            PRIMECAP ODYSSEY FUNDS
            --------------------------------------------------------------------
            (UNAUDITED)

As a shareholder of one or more of the funds, you incur ongoing costs, including management fees and other fund expenses. This expense example is intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The expense example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 30, 2008 to October 31, 2008.

ACTUAL EXPENSES

The information in the table adjacent to the heading "Actual Performance" provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column entitled "Expenses Paid during Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table adjacent to the heading "Hypothetical Performance (5% return before expenses)" provides hypothetical account values and hypothetical expenses based on the funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the funds and other mutual funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information adjacent to the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------
(UNAUDITED), (CONTINUED)


                               BEGINNING     ENDING    EXPENSES PAID  EXPENSE RATIO
                                ACCOUNT      ACCOUNT   DURING PERIOD* DURING PERIOD*
                                 VALUE        VALUE    (04/30/08 TO (04/30/08 TO
                               (04/30/08)   (10/31/08)   10/31/08)     10/31/08)
--------------------------------------------------------------------------------
PRIMECAP ODYSSEY STOCK FUND
Actual Performance             $ 1,000.00   $   748.70   $   3.40       0.77%
Hypothetical Performance
  (5% return before expenses)  $ 1,000.00   $ 1,021.24   $   3.93       0.77%

PRIMECAP ODYSSEY GROWTH FUND
Actual Performance             $ 1,000.00   $   736.10   $   3.06       0.70%
Hypothetical Performance
  (5% return before expenses)  $ 1,000.00   $ 1,021.61   $   3.56       0.70%

PRIMECAP ODYSSEY AGGRESSIVE
  GROWTH FUND
Actual Performance             $ 1,000.00   $   735.00   $   3.33       0.76%
Hypothetical Performance
  (5% return before expenses)  $ 1,000.00   $ 1,021.30   $   3.87       0.76%
--------------------------------------------------------------------------------

---------
 * Expenses are equal to the funds' annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year period (184), then divided by the number of days in the fiscal year (366) to reflect the one-half year period.

            SECTOR BREAKDOWN
            PRIMECAP ODYSSEY FUNDS
            --------------------------------------------------------------------

                        PRIMECAP ODYSSEY STOCK FUND
            ------------------------------------------------------
            Consumer Discretionary                           14.6%
            Consumer Staples                                  0.4%
            Energy                                            7.7%
            Financials                                        5.4%
            Health Care                                      30.5%
            Industrials                                      10.9%
            Information Technology                           16.9%
            Materials                                         5.5%
            Telecommunication Services                        1.0%
            Short Term Investments and Other Net Assets       7.1%
            ------------------------------------------------------
            TOTAL                                           100.0%
            ------------------------------------------------------



                        PRIMECAP ODYSSEY GROWTH FUND
            ------------------------------------------------------
            Consumer Discretionary                           10.6%
            Consumer Staples                                  0.3%
            Energy                                            5.4%
            Financials                                        5.5%
            Health Care                                      30.9%
            Industrials                                       9.6%
            Information Technology                           31.3%
            Materials                                         0.5%
            Telecommunication Services                        0.8%
            Short Term Investments and Other Net Assets       5.1%
            ------------------------------------------------------
            TOTAL                                           100.0%
            ------------------------------------------------------


The tables above list sector allocations as a percentage of each fund's total investments as of October 31, 2008. The management report makes reference to average allocations during the period. As a result, the sector allocations above may differ from those discussed in the management report.

            SECTOR BREAKDOWN
            PRIMECAP ODYSSEY FUNDS
            --------------------------------------------------------------------
            (CONTINUED)

                        PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND
            ------------------------------------------------------
            Consumer Discretionary                            4.9%
            Consumer Staples                                  4.3%
            Energy                                            3.5%
            Financials                                        1.3%
            Health Care                                      34.4%
            Industrials                                       7.6%
            Information Technology                           36.3%
            Telecommunication Services                        1.5%
            Short Term Investments and Other Net Assets       6.2%
            ------------------------------------------------------
            TOTAL                                           100.0%
            ------------------------------------------------------

The table above lists sector allocations as a percentage of the fund's total investments as of October 31, 2008. The management report makes reference to average allocations during the period. As a result, the sector allocations above may differ from those discussed in the management report.

            SCHEDULE OF INVESTMENTS
            PRIMECAP ODYSSEY STOCK FUND
            --------------------------------------------------------------------
            OCTOBER 31, 2008
    Shares                                                              Value
--------------------------------------------------------------------------------
COMMON STOCKS: 92.9%

CONSUMER DISCRETIONARY: 14.6%
      46,000     Amazon.com, Inc. (a) .........................     $  2,633,040
     121,700     Bed Bath & Beyond, Inc. (a) ..................        3,136,209
     247,800     CarMax, Inc. (a) .............................        2,631,636
      20,000     Carnival Corp. ...............................          508,000
      16,400     Chico's FAS, Inc. (a) ........................           55,760
     160,000     Collective Brands, Inc. (a) ..................        2,046,400
      86,800     DIRECTV Group, Inc. (The) (a) ................        1,900,052
     160,000     Dress Barn, Inc. (a) .........................        1,529,600
      30,000     Eastman Kodak Co. ............................          275,400
      55,200     Kohl's Corp. (a) .............................        1,939,176
      75,000     Mattel, Inc. .................................        1,126,500
      10,000     Men's Wearhouse, Inc. ........................          152,900
      95,000     Sony Corp. - ADR .............................        2,207,800
       4,050     Target Corp. .................................          162,486
      95,950     TJX Cos, Inc. ................................        2,567,622
      15,000     Viacom, Inc. (a) .............................          303,300
      65,500     Walt Disney Co. (The) ........................        1,696,450
      50,000     Whirlpool Corp. ..............................        2,332,500
                                                                    ------------
                                                                      27,204,831
                                                                    ------------
CONSUMER STAPLES: 0.4%
      30,200     Cott Corp. (a) ...............................           28,992
       9,700     Procter & Gamble Co. .........................          626,038
                                                                    ------------
                                                                         655,030
                                                                    ------------
ENERGY: 7.7%
      45,000     Arch Coal, Inc. ..............................          963,450
      20,000     EnCana Corp. .................................        1,018,200
      50,000     EOG Resources, Inc. ..........................        4,046,000
       8,000     Murphy Oil Corp. .............................          405,120
      50,000     National Oilwell Varco, Inc. (a) .............        1,494,500
      51,500     Peabody Energy Corp. .........................        1,777,265
      80,000     Plains Exploration & Production Co. (a) ......        2,256,000
      48,834     Schlumberger Ltd. ............................        2,522,276
                                                                    ------------
                                                                      14,482,811
                                                                    ------------

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY STOCK FUND
--------------------------------------------------------------------------------
OCTOBER 31, 2008 (CONTINUED)

    Shares                                                              Value
--------------------------------------------------------------------------------
FINANCIALS: 5.4%
      34,151     Bank of New York Mellon Corp. (The) ..........     $  1,113,323
         770     Berkshire Hathaway, Inc. - Class B (a) .......        2,956,800
      13,200     Chubb Corp. ..................................          684,024
      87,800     Discover Financial Services ..................        1,075,550
     134,950     Marsh & McLennan Cos, Inc. ...................        3,956,734
      25,000     Progressive Corp. (The) ......................          356,750
                                                                    ------------
                                                                      10,143,181
                                                                    ------------
HEALTH CARE: 30.5%
     119,300     Affymetrix, Inc. (a) .........................          440,217
     148,600     Amgen, Inc. (a) ..............................        8,899,654
     104,200     Biogen Idec, Inc. (a) ........................        4,433,710
     405,656     Boston Scientific Corp. (a) ..................        3,663,074
     243,600     Eli Lilly & Co. ..............................        8,238,552
       7,000     Genentech, Inc. (a) ..........................          580,580
     104,000     GlaxoSmithKline PLC - ADR ....................        4,024,800
      12,100     Johnson & Johnson ............................          742,214
     146,700     Medtronic, Inc. ..............................        5,916,411
     150,750     Novartis AG - ADR ............................        7,686,742
      37,900     Roche Holding AG - CHF .......................        5,777,977
      40,000     Sanofi-Aventis - ADR .........................        1,264,800
      17,100     Sepracor, Inc. (a) ...........................          227,772
      60,000     Waters Corp. (a) .............................        2,628,000
      80,000     Wyeth ........................................        2,574,400
                                                                    ------------
                                                                      57,098,903
                                                                    ------------
INDUSTRIALS: 10.9%
      37,400     Alaska Air Group, Inc. (a) ...................          923,780
      23,400     Alexander & Baldwin, Inc. ....................          746,460
     232,200     AMR Corp. (a) ................................        2,370,762
       8,000     Avery Dennison Corp. .........................          280,160
      12,000     Boeing Co. ...................................          627,240
       2,200     Burlington Northern Santa Fe Corp. ...........          195,932
      16,200     Caterpillar, Inc. ............................          618,354
      24,000     Chicago Bridge & Iron Co. N.V. - ADR .........          297,360
      15,400     FedEx Corp. ..................................        1,006,698


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY STOCK FUND
--------------------------------------------------------------------------------
OCTOBER 31, 2008 (CONTINUED)

    Shares                                                              Value
--------------------------------------------------------------------------------
INDUSTRIALS (CONTINUED)
      81,100     Honeywell International, Inc. ................     $  2,469,495
      29,600     JetBlue Airways Corp. (a) ....................          164,280
      90,200     McDermott International, Inc. (a) ............        1,545,126
       5,200     Norfolk Southern Corp. .......................          311,688
      17,400     Pall Corp. ...................................          459,534
     336,900     Southwest Airlines Co. .......................        3,968,682
       2,300     Thomas & Betts Corp. (a) .....................           54,625
      23,600     Union Pacific Corp. ..........................        1,575,772
      50,500     United Parcel Service, Inc. ..................        2,665,390
                                                                    ------------
                                                                      20,281,338
                                                                    ------------
INFORMATION TECHNOLOGY: 16.9%
      26,650     Accenture Ltd. - Class A .....................          880,782
       7,000     Agilent Technologies, Inc. (a) ...............          155,330
     149,900     Applied Materials, Inc. ......................        1,935,209
      79,699     ASML Holding N.V. - ADR ......................        1,398,717
      13,700     Cisco Systems, Inc. (a) ......................          243,449
      55,000     Corning, Inc. ................................          595,650
     292,500     EMC Corp. (a) ................................        3,445,650
       2,600     Google, Inc. (a) .............................          934,336
       8,000     Hewlett-Packard Co. ..........................          306,240
      91,200     Intel Corp. ..................................        1,459,200
     122,000     Intuit, Inc. (a) .............................        3,057,320
      76,400     KLA-Tencor Corp. .............................        1,776,300
     190,000     L.M. Ericsson Telephone Co. - ADR ............        1,343,300
     135,700     Microsoft Corp. ..............................        3,030,181
     150,000     Motorola, Inc. ...............................          805,500
      33,200     Nortel Networks Corp. (a) ....................           41,500
      82,000     NVIDIA Corp. (a) .............................          718,320
     101,500     Oracle Corp. (a) .............................        1,856,435
      31,600     Research In Motion Ltd. (a) ..................        1,593,588
     186,900     Symantec Corp. (a) ...........................        2,351,202
     146,000     Texas Instruments, Inc. ......................        2,855,760
         857     Verigy Ltd. (a) ..............................           12,427
      19,300     Xilinx, Inc. .................................          355,506
      42,100     Yahoo!, Inc. (a) .............................          539,722
                                                                    ------------
                                                                      31,691,624
                                                                    ------------

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY STOCK FUND
--------------------------------------------------------------------------------
OCTOBER 31, 2008 (CONTINUED)

    Shares                                                              Value
--------------------------------------------------------------------------------
MATERIALS: 5.5%
      18,500     Alcoa, Inc. ..................................     $    212,935
     142,474     Domtar Corp. (a) .............................          353,336
      11,000     Dow Chemical Co. (The) .......................          293,370
      30,000     Freeport-McMoRan Copper & Gold, Inc. .........          873,000
      50,000     International Paper Co. ......................          861,000
      14,300     Monsanto Co. .................................        1,272,414
      27,000     Newmont Mining Corp. .........................          711,180
      40,000     Potash Corp. of Saskatchewan .................        3,410,400
       5,950     Praxair, Inc. ................................          387,642
      20,000     Vulcan Materials Co. .........................        1,085,600
      21,078     Weyerhaeuser Co. .............................          805,601
                                                                    ------------
                                                                      10,266,478
                                                                    ------------
TELECOMMUNICATION SERVICES: 1.0%
      61,700     NeuStar, Inc. - Class A (a) ..................        1,215,490
     219,950     Sprint Nextel Corp. ..........................          688,444
                                                                    ------------
                                                                       1,903,934
                                                                    ------------
TOTAL COMMON STOCKS
    (Cost $221,104,808) .......................................      173,728,130
                                                                    ------------



Principal
 Amount
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 5.0%
$  9,282,730     Dreyfus Treasury Prime Cash Management .......     $  9,282,730
    (Cost $9,282,730)                                               ------------


TOTAL INVESTMENTS
  (Cost $230,387,538): 97.9% ..................................      183,010,860
Other Assets in Excess of Liabilities: 2.1% ...................        3,960,291
                                                                    ------------
TOTAL NET ASSETS: 100.0% ......................................     $186,971,151
                                                                    ============

--------------
Percentages are stated as a percent of net assets.
ADR - American Depository Receipt.
CHF - Swiss Security.
(a) Non Income Producing.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

            SCHEDULE OF INVESTMENTS
            PRIMECAP ODYSSEY GROWTH FUND
            --------------------------------------------------------------------
            OCTOBER 31, 2008

    Shares                                                              Value
--------------------------------------------------------------------------------
COMMON STOCKS: 94.9%

CONSUMER DISCRETIONARY: 10.6%
     250,000     99 Cents Only Stores (a) .....................     $  3,050,000
      64,000     Amazon.com, Inc. (a) .........................        3,663,360
     200,000     Bed Bath & Beyond, Inc. (a) ..................        5,154,000
     617,400     CarMax, Inc. (a) .............................        6,556,788
      40,000     Carnival Corp. ...............................        1,016,000
      74,500     DIRECTV Group, Inc. (The) (a) ................        1,630,805
     360,000     Dress Barn, Inc. (a) .........................        3,441,600
     261,000     Gentex Corp. .................................        2,502,990
      67,150     Kohl's Corp. (a) .............................        2,358,979
     170,000     Mattel, Inc. .................................        2,553,400
     420,000     Quiksilver, Inc. (a) .........................        1,087,800
     288,000     Sony Corp. - ADR .............................        6,693,120
     128,250     TJX Cos, Inc. ................................        3,431,970
      30,000     Viacom, Inc. (a) .............................          606,600
       3,500     Walt Disney Co. (The) ........................           90,650
                                                                    ------------
                                                                      43,838,062
                                                                    ------------
CONSUMER STAPLES: 0.3%
      20,800     Procter & Gamble Co. .........................        1,342,432
                                                                    ------------

ENERGY: 5.4%
     122,000     Arch Coal, Inc. ..............................        2,612,020
      40,000     EnCana Corp. .................................        2,036,400
      85,000     EOG Resources, Inc. ..........................        6,878,200
      80,000     National Oilwell Varco, Inc. (a) .............        2,391,200
     160,000     Oceaneering International, Inc. (a) ..........        4,507,200
      76,100     Schlumberger Ltd. ............................        3,930,565
                                                                    ------------
                                                                      22,355,585
                                                                    ------------
FINANCIALS: 5.5%
      66,736     Bank of New York Mellon Corp. (The) ..........        2,175,594
       2,000     Berkshire Hathaway, Inc. - Class B (a) .......        7,680,000
      29,000     Chubb Corp. ..................................        1,502,780
      50,000     Hanmi Financial Corp. ........................          200,000
     310,250     Marsh & McLennan Cos, Inc. ...................        9,096,530
     120,000     Progressive Corp. (The) ......................        1,712,400
                                                                    ------------
                                                                      22,367,304
                                                                    ------------

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY GROWTH FUND
--------------------------------------------------------------------------------
OCTOBER 31, 2008 -- (CONTINUED)

    Shares                                                              Value
--------------------------------------------------------------------------------
HEALTH CARE: 30.9%
     180,000     Abiomed, Inc. (a) ............................     $  2,624,400
     523,800     Accuray, Inc. (a) ............................        3,310,416
     275,500     Affymetrix, Inc. (a) .........................        1,016,595
     251,900     Amgen, Inc. (a) ..............................       15,086,291
      91,000     Biogen Idec, Inc. (a) ........................        3,872,050
     179,500     BioMarin Pharmaceuticals, Inc. (a) ...........        3,288,440
     487,300     Boston Scientific Corp. (a) ..................        4,400,319
     944,100     Conceptus, Inc. (a) ..........................       15,294,420
     541,600     Eli Lilly & Co. ..............................       18,316,912
      20,000     Genentech, Inc. (a) ..........................        1,658,800
     150,000     GlaxoSmithKline PLC - ADR ....................        5,805,000
      26,000     Johnson & Johnson ............................        1,594,840
     140,000     Kinetic Concepts, Inc. (a) ...................        3,389,400
     320,000     Medtronic, Inc. ..............................       12,905,600
     290,000     Micrus Endovascular Corp. (a) ................        3,422,000
     279,500     Novartis AG - ADR ............................       14,251,705
     120,000     OraSure Technologies, Inc. (a) ...............          553,200
      63,300     Roche Holding AG - CHF .......................        9,650,289
      16,800     Sepracor, Inc. (a) ...........................          223,776
     110,000     SurModics, Inc. (a) ..........................        2,915,000
      83,000     Waters Corp. (a) .............................        3,635,400
                                                                    ------------
                                                                     127,214,853
                                                                    ------------
INDUSTRIALS: 9.6%
     550,000     AMR Corp. (a) ................................        5,615,500
     176,000     C. H. Robinson Worldwide, Inc. ...............        9,113,280
      13,700     Caterpillar, Inc. ............................          522,929
     130,000     Expeditors International Washington, Inc. ....        4,244,500
      18,500     FedEx Corp. ..................................        1,209,345
     282,750     JetBlue Airways Corp. (a) ....................        1,569,262
     140,000     McDermott International, Inc. (a) ............        2,398,200
      59,400     Pall Corp. ...................................        1,568,754
     706,700     Southwest Airlines Co. .......................        8,324,926
      95,200     United Parcel Service, Inc. ..................        5,024,656
                                                                    ------------
                                                                      39,591,352
                                                                    ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY GROWTH FUND
--------------------------------------------------------------------------------
OCTOBER 31, 2008 -- (CONTINUED)

    Shares                                                              Value
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY: 31.3%
      59,950     Accenture Ltd. - Class A .....................     $  1,981,348
      20,000     Adobe Systems, Inc. (a) ......................          532,800
     140,000     Akamai Technologies, Inc. (a) ................        2,013,200
     320,000     Altera Corp. .................................        5,552,000
     183,700     Applied Materials, Inc. ......................        2,371,567
     282,544     ASML Holding N.V. - ADR ......................        4,958,647
     341,900     Avid Technology, Inc. (a) ....................        5,070,377
     138,900     Avocent Corp. (a) ............................        2,086,278
   1,126,500     Brocade Communications Sys, Inc. (a) .........        4,246,905
      30,000     Cisco Systems, Inc. (a) ......................          533,100
     245,000     Corning, Inc. ................................        2,653,350
     194,700     Cree, Inc. (a) ...............................        3,821,961
      37,000     Cymer, Inc. (a) ..............................          905,390
     796,100     EMC Corp. (a) ................................        9,378,058
     360,000     Flextronics International Ltd. (a) ...........        1,504,800
     541,200     FormFactor, Inc. (a) .........................        9,427,704
      26,300     Google, Inc. - Class A (a) ...................        9,451,168
      20,000     Hewlett-Packard Co. ..........................          765,600
     200,000     Intel Corp. ..................................        3,200,000
     160,000     Intersil Corp. - Class A .....................        2,190,400
     300,000     Intuit, Inc. (a) .............................        7,518,000
      85,000     KLA-Tencor Corp. .............................        1,976,250
     420,000     L.M. Ericsson Telephone Co. - ADR ............        2,969,400
      49,000     McAfee, Inc. (a) .............................        1,594,950
     127,200     Micron Technology, Inc. (a) ..................          599,112
     260,600     Microsoft Corp. ..............................        5,819,198
     200,000     Motorola, Inc. ...............................        1,074,000
      49,670     Nortel Networks Corp. (a) ....................           62,087
     280,000     Nuance Communications, Inc. (a) ..............        2,562,000
     200,000     NVIDIA Corp. (a) .............................        1,752,000
     224,900     Oracle Corp. (a) .............................        4,113,421
      50,600     QUALCOMM, Inc. ...............................        1,935,956
     379,800     Rambus, Inc. (a) .............................        3,475,170
      61,450     Research In Motion Ltd. (a) ..................        3,098,924
     151,800     SanDisk Corp. (a) ............................        1,349,502
       8,400     Silicon Laboratories, Inc. (a) ...............          218,064
     180,000     Stratasys, Inc. (a) ..........................        2,174,400


      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY GROWTH FUND
--------------------------------------------------------------------------------
OCTOBER 31, 2008 -- (CONTINUED)

    Shares                                                              Value
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
     291,700     Symantec Corp. (a) ...........................     $  3,669,586
     290,000     Texas Instruments, Inc. ......................        5,672,400
      24,000     Trimble Navigation Ltd. (a) ..................          493,680
     180,000     Xilinx, Inc. .................................        3,315,600
      67,200     Yahoo!, Inc. (a) .............................          861,504
                                                                    ------------
                                                                     128,949,857
                                                                    ------------
MATERIALS: 0.5%
      14,000     Monsanto Co. .................................        1,245,720
      14,000     Praxair, Inc. ................................          912,100
                                                                    ------------
                                                                       2,157,820
                                                                    ------------
TELECOMMUNICATION SERVICES: 0.8%
     121,800     NeuStar, Inc. - Class A (a) ..................        2,399,460
     284,550     Sprint Nextel Corp. ..........................          890,642
                                                                    ------------
                                                                       3,290,102
                                                                    ------------
TOTAL COMMON STOCKS
                 (Cost $537,347,990) ..........................      391,107,367
                                                                    ------------


Principal
 Amount
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 5.0%
$ 20,732,351     Dreyfus Treasury Prime Cash Management .......     $ 20,732,351
                 (Cost $20,732,351)                                 ------------

TOTAL INVESTMENTS
(Cost $558,080,341): 99.9% ....................................      411,839,718
Other Assets in Excess of Liabilities: 0.1% ...................          540,138
                                                                    ------------
TOTAL NET ASSETS: 100.0% ......................................     $412,379,856
                                                                    ============


-----------
Percentages are stated as a percent of net assets.
ADR - American Depository Receipt.
CHF - Swiss Security.
(a) Non Income Producing.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

            SCHEDULE OF INVESTMENTS
            PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND
            --------------------------------------------------------------------
            OCTOBER 31, 2008

    Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCKS: 93.8%

CONSUMER DISCRETIONARY: 4.9%
     158,300     AC Moore Arts & Crafts, Inc. (a) .............     $    440,074
      63,000     Amazon.com, Inc. (a) .........................        3,606,120
     263,400     CarMax, Inc. (a) .............................        2,797,308
      74,400     DIRECTV Group, Inc. (The) (a) ................        1,628,616
     140,000     Gentex Corp. .................................        1,342,600
     439,200     Quiksilver, Inc. (a) .........................        1,137,528
                                                                    ------------
                                                                      10,952,246
                                                                    ------------
CONSUMER STAPLES: 4.3%
     756,300     American Italian Pasta Co. - Class A (a) .....        9,642,825
                                                                    ------------
ENERGY: 3.5%
      60,000     Arch Coal, Inc. ..............................        1,284,600
      44,000     EOG Resources, Inc. ..........................        3,560,480
      40,000     National Oilwell Varco, Inc. (a) .............        1,195,600
      68,000     Oceaneering International, Inc. (a) ..........        1,915,560
                                                                    ------------
                                                                       7,956,240
                                                                    ------------
FINANCIAL: 1.3%
      49,400     Hanmi Financial Corp. ........................          197,600
     486,520     MarketAxess Holdings, Inc. (a) ...............        2,782,894
                                                                    ------------
                                                                       2,980,494
                                                                    ------------
HEALTH CARE: 34.4%
     390,000     Abiomed, Inc. (a) ............................        5,686,200
     275,000     Accuray, Inc. (a) ............................        1,738,000
     222,000     Affymetrix, Inc. (a) .........................          819,180
      33,000     Biogen Idec, Inc. (a) ........................        1,404,150
     198,900     BioMarin Pharmaceuticals, Inc. (a) ...........        3,643,848
     650,700     Boston Scientific Corp. (a) ..................        5,875,821
     610,000     Cardica, Inc. (a) ............................        3,312,300
     150,900     Cepheid, Inc. (a) ............................        1,791,183
     759,550     Conceptus, Inc. (a) ..........................       12,304,710
     192,000     Dendreon Corp. (a) ...........................          944,640
   1,435,000     Dyax Corp. (a) ...............................        4,807,250
      60,000     ev3, Inc. (a) ................................          388,200
      20,000     Genentech, Inc. (a) ..........................        1,658,800
     174,300     Kinetic Concepts, Inc. (a) ...................        4,219,803


      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------
OCTOBER 31, 2008 -- (CONTINUED)

    Shares                                                               Value
--------------------------------------------------------------------------------
HEALTH CARE (CONTINUED)
   1,537,400     Medarex, Inc. (a) ............................     $ 10,807,922
     315,000     Micrus Endovascular Corp. (a) ................        3,717,000
     272,900     OraSure Technologies, Inc. (a) ...............        1,258,069
   1,063,900     Pharmacyclics, Inc. (a) ......................        1,393,709
      56,800     Roche Holding AG - CHF .......................        8,659,343
      41,450     Sepracor, Inc. (a) ...........................          552,114
      94,000     SurModics, Inc. (a) ..........................        2,491,000
                                                                    ------------
                                                                      77,473,242
                                                                    ------------
INDUSTRIALS: 7.6%
     128,000     Alaska Air Group, Inc. (a) ...................        3,161,600
     350,000     AMR Corp. (a) ................................        3,573,500
      50,000     C. H. Robinson Worldwide, Inc. ...............        2,589,000
     243,825     JetBlue Airways Corp. (a) ....................        1,353,229
      53,000     Monster Worldwide, Inc. (a) ..................          754,720
      37,900     Pall Corp. ...................................        1,000,939
     286,300     Southwest Airlines Co. .......................        3,372,614
      90,000     US Airways Group, Inc. (a) ...................          912,600
      60,000     Vitran Corp, Inc. (a) ........................          533,400
                                                                    ------------
                                                                      17,251,602
                                                                    ------------
INFORMATION TECHNOLOGY: 36.3%
     131,000     Akamai Technologies, Inc. (a) ................        1,883,780
     370,000     Altera Corp. .................................        6,419,500
     283,288     ASML Holding N.V. - ADR ......................        4,971,705
     260,400     Avid Technology, Inc. (a) ....................        3,861,732
     225,800     Avocent Corp. (a) ............................        3,391,516
   1,473,400     Brocade Communications Sys, Inc. (a) .........        5,554,718
     145,600     Cree, Inc. (a) ...............................        2,858,128
      96,500     Cymer, Inc. (a) ..............................        2,361,355
      90,000     eBay, Inc. (a) ...............................        1,374,300
     180,000     EMC Corp. (a) ................................        2,120,400
      77,500     Emulex Corp. (a) .............................          736,250
     130,000     FARO Technologies, Inc. (a) ..................        1,972,100
     503,800     FormFactor, Inc. (a) .........................        8,776,196
      12,100     Google, Inc. (a) .............................        4,348,256
     250,000     Guidance Software, Inc. (a) ..................          712,500
      93,800     Intermec, Inc. (a) ...........................        1,216,586


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------
OCTOBER 31, 2008 -- (CONTINUED)

    Shares                                                               Value
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
     200,000     Intuit, Inc. (a) .............................     $  5,012,000
     165,300     KLA-Tencor Corp. .............................        3,843,225
      60,000     McAfee, Inc. (a) .............................        1,953,000
     156,500     Micron Technology, Inc. (a) ..................          737,115
      63,000     Nortel Networks Corp. (a) ....................           78,750
     220,000     Nuance Communications, Inc. (a) ..............        2,013,000
     186,550     NVIDIA Corp. (a) .............................        1,634,178
     296,800     Rambus, Inc. (a) .............................        2,715,720
      46,900     Research In Motion Ltd. (a) ..................        2,365,167
      96,700     SanDisk Corp. (a) ............................          859,663
       6,000     Silicon Laboratories, Inc. (a) ...............          155,760
     214,300     SonicWALL, Inc. (a) ..........................          960,064
     242,400     Stratasys, Inc. (a) ..........................        2,928,192
     180,900     Symantec Corp. (a) ...........................        2,275,722
      32,000     Trimble Navigation Ltd. (a) ..................          658,240
      77,800     Yahoo!, Inc. (a) .............................          997,396
                                                                    ------------
                                                                      81,746,214
                                                                    ------------
TELECOMMUNICATION SERVICES: 1.5%
     130,500     NeuStar, Inc. - Class A (a) ..................        2,570,850
     296,700     Sprint Nextel Corp. ..........................          928,671
                                                                    ------------
                                                                       3,499,521
                                                                    ------------
TOTAL COMMON STOCKS
                 (Cost $311,563,277) ..........................      211,502,384
                                                                    ------------

Principal
  Amount
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 6.0%
$ 13,518,579     Dreyfus Treasury Prime Cash Management             $ 13,518,579
                 (Cost $13,518,579)                                 ------------
TOTAL INVESTMENTS
(Cost $325,081,856): 99.8%                                           225,020,963
Other Assets in Excess of Liabilities: 0.2%                              407,347
                                                                    ------------
TOTAL NET ASSETS: 100.0%                                            $225,428,310
                                                                    ============

--------
Percentages are stated as a percent of net assets.
ADR - American Depository Receipt.
CHF - Swiss Security.
(a) Non Income Producing.


      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


            STATEMENTS OF ASSETS AND LIABILITIES
            PRIMECAP ODYSSEY FUNDS
            -----------------------------------------------------------------------------
            OCTOBER 31, 2008
                                          PRIMECAP        PRIMECAP        PRIMECAP
                                          ODYSSEY          ODYSSEY     ODYSSEY AGGRESSIVE
                                          STOCK FUND      GROWTH FUND      GROWTH FUND
                                          ----------      -----------      -----------

ASSETS
Investments, at cost .................   $ 230,387,538    $ 558,080,341    $ 325,081,856
                                         =============    =============    =============

Investments, at value ................   $ 183,010,860    $ 411,839,718    $ 225,020,963
Receivables:
  Securities sold ....................       1,050,258        2,227,781          297,467
  Dividends and interest .............         215,314          394,938           80,692
  Fund shares sold ...................       3,788,830        1,704,773          824,349
Prepaid expenses and other assets ....          35,722           53,455           43,398
                                         -------------    -------------    -------------
  Total assets .......................     188,100,984      416,220,665      226,266,869
                                         -------------    -------------    -------------

LIABILITIES
  Payable for securities purchased ...         536,416        2,579,872           80,763
  Payable for fund shares repurchased          205,906          419,360          250,632
  Payable to advisor (Note 5) ........         285,171          679,500          379,125
  Payable to the custodian ...........          13,856           29,808           16,337
  Other accrued expenses & liabilities          88,484          132,269          111,702
                                         -------------    -------------    -------------
   Total liabilities .................       1,129,833        3,840,809          838,559
                                         -------------    -------------    -------------

NET ASSETS ...........................   $ 186,971,151    $ 412,379,856    $ 225,428,310
                                         =============    =============    =============

Number of shares issued and
  outstanding (unlimited shares
  authorized, $0.01 par value) .......      18,503,767       40,960,083       23,820,611
                                         =============    =============    =============

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE .........   $       10.10    $       10.07    $        9.46
                                         =============    =============    =============

COMPONENTS OF NET ASSETS
  Paid-in capital ....................   $ 238,379,276    $ 559,433,280    $ 328,934,428
  Undistributed net investment
   income/(loss) .....................         893,333          874,008             --
  Accumulated net realized loss
   on investments ....................      (4,924,780)      (1,686,809)      (3,445,225)
  Accumulated net unrealized
   depreciation on investments .......     (47,376,678)    (146,240,623)    (100,060,893)
                                         -------------    -------------    -------------
    Net assets .......................   $ 186,971,151    $ 412,379,856    $ 225,428,310
                                         =============    =============    =============



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

26


            STATEMENTS OF OPERATIONS
            PRIMECAP ODYSSEY FUNDS
            --------------------------------------------------------------------------------
            FOR THE YEAR ENDED OCTOBER 31, 2008

                                         PRIMECAP           PRIMECAP          PRIMECAP
                                          ODYSSEY           ODYSSEY      ODYSSEY AGGRESSIVE
                                         STOCK FUND       GROWTH FUND       GROWTH FUND
                                         ----------       -----------       -----------

INVESTMENT INCOME
Income
  Dividends (net of foreign taxes
   withheld of $80,662, $144,151,
   and $48,030, respectively) .......   $   2,429,828    $   4,097,749    $     639,385
  Interest income ...................         238,416          623,076          295,220
                                        -------------    -------------    -------------
   Total income .....................       2,668,244        4,720,825          934,605
                                        -------------    -------------    -------------
Expenses
  Advisory fees .....................       1,178,462        2,713,422        1,634,513
  Fund administration and
   accounting costs .................         134,500          315,142          192,554
  Professional fees .................          58,945           85,969           71,129
  Shareholder servicing fees
   and expenses .....................         125,550          157,025          166,375
  Federal and State Registration fees          31,392           32,706           37,793
  Custody fees ......................          26,488           51,823           36,248
  Trustee fees and expenses .........          24,477           25,390           24,226
  Printing and mailing ..............          17,230           29,901           53,816
  Other expenses ....................          20,748           49,395           33,024
                                        -------------    -------------    -------------
   Total expenses ...................       1,617,792        3,460,773        2,249,678
                                        -------------    -------------    -------------
   NET INVESTMENT INCOME (LOSS) .....       1,050,452        1,260,052       (1,315,073)
                                        -------------    -------------    -------------
CHANGE IN REALIZED AND
UNREALIZED GAIN
ON INVESTMENTS
Net realized loss on investments ....      (4,884,429)      (1,685,524)      (3,398,525)
                                        -------------    -------------    -------------
Net unrealized depreciation
  on investments ....................     (72,983,012)    (210,303,550)    (146,850,322)
                                        -------------    -------------    -------------
Net realized and unrealized loss
  on investments ....................     (77,867,441)    (211,989,074)    (150,248,847)
                                        -------------    -------------    -------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS .........   $ (76,816,989)   $(210,729,022)   $(151,563,920)
                                        =============    =============    =============


      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


            STATEMENT OF CHANGES IN NET ASSETS
            PRIMECAP ODYSSEY STOCK FUND
            ---------------------------------------------------------------------------

                                                       YEAR ENDED       YEAR ENDED
                                                    OCTOBER 31, 2008  OCTOBER 31, 2007
                                                    ----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income ..........................   $   1,050,452    $     918,714
  Net realized gain (loss) on investments ........      (4,884,429)       1,731,207
  Net unrealized appreciation (depreciation)
   on  investments ...............................     (72,983,012)      16,329,193
                                                     -------------    -------------
   NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS ....................     (76,816,989)      18,979,114
                                                     -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ..........................      (1,004,697)        (283,401)
  Realized gain on investments ...................      (1,730,950)        (549,042)
                                                     -------------    -------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS ...........      (2,735,647)        (832,443)
                                                     -------------    -------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ......................     105,717,172      122,435,134
  Proceeds from reinvestment of distribution .....       2,729,618          794,364
  Cost of shares redeemed ........................     (58,327,033)     (13,355,576)
  Redemption fee proceeds ........................          16,796           12,526
                                                     -------------    -------------
      NET INCREASE FROM CAPITAL SHARE TRANSACTIONS      50,136,553      109,886,448
                                                     -------------    -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ..........     (29,416,083)     128,033,119

NET ASSETS
  Beginning of year ..............................     216,387,234       88,354,115
                                                     -------------    -------------
  End of year (including undistributed net
  investment income of $893,333 and $846,919,
  respectively) ..................................   $ 186,971,151    $ 216,387,234
                                                     =============    =============

CHANGE IN CAPITAL SHARES
  Shares Outstanding, beginning of year ..........      14,221,625        6,553,093
                                                     -------------    -------------
   Shares sold ...................................       8,671,951        8,521,970
   Shares issued on reinvestment of distributions          195,812           57,688
   Shares repurchased ............................      (4,585,621)        (911,126)
                                                     -------------    -------------
    Net increase in capital shares ...............       4,282,142        7,668,532
                                                     -------------    -------------
  Shares Outstanding, end of year ................      18,503,767       14,221,625
                                                     =============    =============




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

28


            STATEMENT OF CHANGES IN NET ASSETS
            PRIMECAP ODYSSEY GROWTH FUND
            -------------------------------------------------------------------------------
                                                           YEAR ENDED        YEAR ENDED
                                                        OCTOBER 31, 2008  OCTOBER 31, 2007
                                                        ----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income ...............................   $   1,260,052    $   1,047,907
  Net realized gain on investments ....................      (1,685,524)       1,319,799
  Net unrealized appreciation (depreciation)
   on investments .....................................    (210,303,550)      47,397,293
                                                          -------------    -------------
   NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS .........................    (210,729,022)      49,764,999
                                                          -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ...............................      (1,327,014)        (330,728)
  Realized gain on investments ........................      (1,320,226)      (2,361,145)
                                                          -------------    -------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS ................      (2,647,240)      (2,691,873)
                                                          -------------    -------------

CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ...........................     219,128,199      306,329,318
  Proceeds from reinvestment of distribution ..........       2,590,543        2,668,390
  Cost of shares redeemed .............................    (108,029,238)     (46,321,761)
  Redemption fee proceeds .............................          50,321           44,097
  Other capital contributions .........................            --             13,908
                                                          -------------    -------------
   NET INCREASE FROM CAPITAL SHARE TRANSACTIONS .......     113,739,825      262,733,952
                                                          -------------    -------------

   TOTAL INCREASE (DECREASE) IN NET ASSETS ............     (99,636,437)     309,807,078

NET ASSETS
  Beginning of period .................................     512,016,293      202,209,215
                                                          -------------    -------------
  End of period (including undistributed net investment
   income of $874,008 and $940,339, respectively) .....   $ 412,379,856    $ 512,016,293
                                                          =============    =============
CHANGE IN CAPITAL SHARES
  Shares Outstanding, beginning of year ...............      32,598,060       14,690,643
                                                          -------------    -------------
   Shares sold ........................................      16,494,850       20,886,040
   Shares issued on reinvestment of distributions .....         180,904          191,009
   Shares repurchased .................................      (8,313,731)      (3,169,632)
                                                          -------------    -------------
    Net increase in capital shares ....................       8,362,023       17,907,417
                                                          -------------    -------------
  Shares Outstanding, end of year .....................      40,960,083       32,598,060
                                                          =============    =============


      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


            STATEMENT OF CHANGES IN NET ASSETS
            PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND
            -------------------------------------------------------------------------

                                                     YEAR ENDED       YEAR ENDED
                                                  OCTOBER 31, 2008  OCTOBER 31, 2007
                                                  ----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment loss ...........................   $  (1,315,073)   $    (666,698)
  Net realized gain (loss) on investments .......      (3,398,525)       2,761,913
  Net unrealized appreciation (depreciation)
   on investments ...............................    (146,850,322)      35,345,050
                                                    -------------    -------------
   NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS ...................    (151,563,920)      37,440,265
                                                    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS
  Realized gain on investments ..................      (2,095,284)      (2,133,775)
                                                    -------------    -------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold .....................      95,788,080      276,071,965
  Proceeds from reinvestment of distribution ....       2,053,073        2,101,368
  Cost of shares redeemed .......................     (94,028,746)     (58,191,283)
  Redemption fee proceeds .......................          41,578           53,191
                                                    -------------    -------------
   NET INCREASE FROM CAPITAL SHARE TRANSACTIONS .       3,853,985      220,035,241
                                                    -------------    -------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ......    (149,805,219)     255,341,731

NET ASSETS
  Beginning of year .............................     375,233,529      119,891,798
                                                    -------------    -------------
  End of year ...................................   $ 225,428,310    $ 375,233,529
                                                    =============    =============

CHANGE IN CAPITAL SHARES
  Shares Outstanding, beginning of year .........      23,401,238        8,614,450
                                                    -------------    -------------
   Shares sold ..................................       7,717,895       18,456,545
   Shares issued on reinvestment of distributions         146,753          145,928
   Shares repurchased ...........................      (7,445,275)      (3,815,685)
                                                    -------------    -------------
    Net increase in capital shares ..............         419,373       14,786,788
                                                    -------------    -------------
  Shares Outstanding, end of year ...............      23,820,611       23,401,238
                                                    =============    =============


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

30


            FINANCIAL HIGHLIGHTS
            PRIMECAP ODYSSEY STOCK FUND
            -------------------------------------------------------------------------------
            FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD THE FOLLOWING
            INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS
            AND NOTES THERETO APPEARING ELSEWHERE IN THIS ANNUAL REPORT.

                                             YEAR        YEAR        YEAR        PERIOD
                                             ENDED       ENDED       ENDED       ENDED
                                          OCTOBER 31, OCTOBER 31,  OCTOBER 31, OCTOBER 31,
                                             2008        2007         2006       2005(2)
                                             ----        ----         ----       -------

Net asset value, beginning of period ...   $  15.22    $  13.48    $ 11.48     $ 10.00
                                           --------    --------    -------     -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) .........       0.06        0.07       0.03       (0.01)
  Net realized and unrealized
   gain (loss) on investments ..........      (4.99)       1.79       1.97        1.49
                                           --------    --------    -------     -------
Total from investment operations .......      (4.93)       1.86       2.00        1.48
                                           --------    --------    -------     -------
LESS DISTRIBUTIONS:
  Dividends from net investment income .      (0.07)      (0.04)      0.00(1)     0.00
  Distributions from realized gain .....      (0.12)      (0.08)      0.00(1)     0.00
                                           --------    --------    -------     -------
Total distributions ....................      (0.19)      (0.12)      0.00        0.00
                                           --------    --------    -------     -------
Redemption fee proceeds ................       0.00(1)     0.00(1)    0.00(1)     0.00(1)
                                           --------    --------    -------     -------
Net asset value, end of period .........   $  10.10    $  15.22    $ 13.48     $ 11.48
                                           ========    ========    =======     =======

Total return ...........................     (32.73%)     13.88%     17.48%      14.80%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions) .   $  187.0    $  216.4    $  88.4     $  30.1

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and expenses
   absorbed or recouped ................       0.79%       0.81%      0.99%       1.80%
  After fees waived and expenses
   absorbed or recouped ................       0.79%       0.81%      0.99%       1.25%

RATIO OF NET INVESTMENT INCOME
  (LOSS) TO AVERAGE NET ASSETS .........       0.51%       0.59%      0.41%      (0.11%)

Portfolio turnover rate ................       9.66%       5.87%      4.09%      12.46%

---------
      (1) Amount represents less than $0.01 per share.
      (2) Commenced operations on November 1, 2004.



      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


            FINANCIAL HIGHLIGHTS
            PRIMECAP ODYSSEY GROWTH FUND
            -------------------------------------------------------------------------------
            FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD THE FOLLOWING
            INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS
            AND NOTES THERETO APPEARING ELSEWHERE IN THIS ANNUAL REPORT.

                                             YEAR        YEAR        YEAR        PERIOD
                                             ENDED       ENDED       ENDED       ENDED
                                          OCTOBER 31, OCTOBER 31,  OCTOBER 31, OCTOBER 31,
                                             2008        2007         2006       2005(2)
                                             ----        ----         ----       -------

Net asset value, beginning of period       $ 15.71    $  13.76    $  11.62     $  10.00
                                           -------    --------    --------     --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) .........      0.03        0.04        0.01        (0.01)
  Net realized and unrealized
   gain (loss) on investments ..........     (5.59)       2.07        2.14         1.63
                                           -------    --------    --------     --------
Total from investment operations .......     (5.56)       2.11        2.15         1.62
                                           -------    --------    --------     --------
LESS DISTRIBUTIONS:
  Dividends from net investment income .     (0.04)      (0.02)       0.00(1)      0.00
  Distributions from realized gain .....     (0.04)      (0.14)      (0.01)        0.00
                                           -------    --------    --------     --------
Total distributions ....................     (0.08)      (0.16)      (0.01)        0.00
                                           -------    --------    --------     --------
Redemption fee proceeds ................      0.00(1)     0.00(1)     0.00(1)      0.00(1)
                                           -------    --------    --------     --------
Net asset value, end of period .........   $ 10.07    $  15.71    $  13.76     $   11.62
                                           =======    ========    ========     =========

Total return ...........................    (35.55%)     15.46%      18.49%       16.20%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions) .   $ 412.4    $  512.0    $  202.2     $   46.6

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and expenses
   absorbed or recouped ................      0.71%       0.75%       0.89%        1.79%
  After fees waived and expenses
   absorbed or recouped ................      0.71%       0.75%       0.89%        1.25%
RATIO OF NET INVESTMENT INCOME
  (LOSS) TO AVERAGE NET ASSETS .........      0.26%       0.30%       0.19%       (0.27%)

Portfolio turnover rate ................     12.72%       4.83%       6.87%        8.84%


-----------
      (1) Amount represents less than $0.01 per share.
      (2) Commenced operations on November 1, 2004.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

32


            FINANCIAL HIGHLIGHTS
            PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND
            -------------------------------------------------------------------------------
            FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD THE FOLLOWING
            INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS
            AND NOTES THERETO APPEARING ELSEWHERE IN THIS ANNUAL REPORT.

                                             YEAR        YEAR        YEAR        PERIOD
                                             ENDED       ENDED       ENDED       ENDED
                                          OCTOBER 31, OCTOBER 31,  OCTOBER 31, OCTOBER 31,
                                             2008        2007         2006       2005(2)
                                             ----        ----         ----       -------

Net asset value, beginning of period ...   $  16.03    $ 13.92    $  11.24     $ 10.00

INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss ..................      (0.06)     (0.03)      (0.02)      (0.06)
  Net realized and unrealized
   gain (loss) on investments ..........      (6.42)      2.34        2.70        1.30
Total from investment operations .......      (6.48)      2.31        2.68        1.24

LESS DISTRIBUTIONS:
  Distributions from realized gain .....      (0.09)     (0.20)       0.00        0.00
Total distributions ....................      (0.09)     (0.20)       0.00        0.00

Redemption fee proceeds ................       0.00(1)    0.00(1)     0.00(1)     0.00(1)

Net asset value, end of period .........   $   9.46    $ 16.03    $  13.92     $ 11.24

Total return ...........................     (40.60%)    16.76%      23.84%      12.40%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions) .   $  225.4    $ 375.2    $  119.9     $ 22.8

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and expenses
   absorbed or recouped ................       0.78%      0.78%       0.99%       1.82%
  After fees waived and expenses
   absorbed or recouped ................       0.78%      0.78%       0.99%       1.25%

RATIO OF NET INVESTMENT LOSS
  TO AVERAGE NET ASSETS ................      (0.46%)    (0.25%)     (0.33%)     (0.82%)

Portfolio turnover rate ................      24.32%      6.02%      12.30%       7.38%

-----------
      (1) Amount represents less than $0.01 per share.
      (2) Commenced operations on November 1, 2004.


      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

            NOTES TO FINANCIAL STATEMENTS
            PRIMECAP ODYSSEY FUNDS
            --------------------------------------------------------------------
            FOR THE YEAR ENDED OCTOBER 31, 2008

(1) ORGANIZATION

PRIMECAP Odyssey Funds (the "Trust") was organized on June 8, 2004 as a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is comprised of three series: PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund (the "Funds"), each of which is diversified within the meaning of the 1940 Act. PRIMECAP Management Company (the "Investment Advisor") serves as investment advisor to the Funds. The Funds commenced operations on November 1, 2004.

Each Fund's investment objective is to provide long-term capital appreciation. Each Fund is authorized to issue unlimited shares of beneficial interest. All shares within each Fund have equal rights with respect to voting.

(2) SIGNIFICANT ACCOUNTING POLICIES

The Funds consistently follow the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America.

     A.   SECURITY VALUATION.
          Securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading. Securities listed on the NASDAQ Global Market, the NASDAQ Global Select Market, and the NASDAQ Capital Market are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Quotations of foreign securities in a foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates generally are determined prior to the close of the New York Stock Exchange (the "NYSE"). Securities traded on an exchange for which there have been no sales are valued at the mean between the bid and asked price. Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by a valuation committee of the Investment Advisor in accordance with procedures approved by the Trust's board of trustees. In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of a security used by a Fund to calculate its net asset value per share ("NAV") may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security's fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

          Investments in other funds are valued at their respective net asset values as determined by those funds, in accordance with the 1940 Act.

NOTES TO FINANCIAL STATEMENTS
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31, 2008 - (CONTINUED)

          Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

     B.   SHARES VALUATION.
          The net asset value per share ("NAV") of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund. The result is rounded to the nearest cent. The Funds' shares will not be priced on the days on which the NYSE is closed for trading.

     C.   FOREIGN CURRENCY.
          Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

     D.   FEDERAL INCOME TAXES.
          Each Fund has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code. The Funds intend to distribute substantially all of their taxable income and any capital gains in excess of applicable capital loss carryforwards. Accordingly, no provision for Federal income taxes has been made in the accompanying financial statements.

          The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable based upon their current interpretations of the tax rules and regulations that exist in the markets in which they invest.

          Effective April 30, 2008, the Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 established financial reporting rules regarding recognition and measurements of tax positions taken or expected to be taken on a tax return. The adoption of FIN 48 had no impact on the Fund's net assets or results of operations.

     E.   ALLOCATION OF EXPENSES.
          Each Fund is charged for those expenses directly attributable to it. Expenses that are not directly attributable to a Fund are allocated among the Funds in proportion to their respective assets or another appropriate method.

NOTES TO FINANCIAL STATEMENTS
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31, 2008 - (CONTINUED)

     F.   SECURITY TRANSACTIONS, INVESTMENT INCOME, AND DISTRIBUTIONS.
          Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the basis of identified costs. Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method. Accounting principles generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified in the capital accounts.

     G.   USE OF ESTIMATES.
          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     H.   INDEMNIFICATION OBLIGATIONS.
          Under the Trust's organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. Based on experience, the Funds would expect the risk of loss to be remote.

(3) INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, excluding short-term investments, for the year ended October 31, 2008 were as follows:

FUND                                                 PURCHASES           SALES
----                                                 ---------           -----
PRIMECAP Odyssey Stock Fund ..................     $ 64,458,491     $ 18,880,024
PRIMECAP Odyssey Growth Fund .................     $180,013,414     $ 58,432,730
PRIMECAP Odyssey Aggressive Growth Fund ......     $ 67,277,822     $ 70,192,099


(4) DISTRIBUTION TO SHAREHOLDERS

Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of deferred wash sale losses.

NOTES TO FINANCIAL STATEMENTS
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31, 2008 - (CONTINUED)

As of October 31, 2008, the components of capital on a tax basis were as follows:


                                       PRIMECAP        PRIMECAP         PRIMECAP
                                       ODYSSEY         ODYSSEY      ODYSSEY AGGRESSIVE
                                      STOCK FUND      GROWTH FUND      GROWTH FUND
                                      ----------      -----------      -----------
Cost of investments
  for tax purposes(a) ...........   $ 230,427,435    $ 558,080,341    $ 325,127,403
                                    =============    =============    =============
Gross tax unrealized
  appreciation ..................       9,874,770       11,783,360       10,913,788
Gross tax unrealized
  depreciation ..................     (57,291,345)    (158,023,983)    (111,020,228)
                                    -------------    -------------    -------------
Net tax unrealized depreciation .   $ (47,416,575)   $(146,240,623)   $(100,106,440)
                                    =============    =============    =============
Currently distributable
  ordinary income ...............   $     893,333    $     874,008    $        --
Currently distributable long-term
  capital gain ..................            --               --               --
                                    -------------    -------------    -------------
Currently total distributable
  earnings ......................   $     893,333    $     874,008    $        --
                                    -------------    -------------    -------------
Other accumulated loss ..........   $  (4,884,883)   $  (1,686,809)   $  (3,399,678)
                                    -------------    -------------    -------------
Total accumulated loss ..........   $ (51,408,125)   $(147,053,424)   $(103,506,118)
                                    =============    =============    =============


-----------
   (a) At October 31, 2008, the basis of investments for federal income tax purposes differs from the cost for financial reporting purposes due to the tax deferral of losses on wash sales.

U.S. Generally Accepted Accounting Principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the fiscal year ended October 31, 2008 the reclassifications were as follows:

                                       UNDISTRIBUTED    ACCUMULATED
                                       NET INVESTMENT  NET REALIZED    PAID IN
                                           INCOME         LOSS         CAPITAL
                                           ------         ----         -------
PRIMECAP Odyssey
  Stock Fund ....................            659           (659)           --
PRIMECAP Odyssey
  Growth Fund ...................            631           (631)           --
PRIMECAP Odyssey
  Aggressive Growth Fund ........      1,315,073           (354)     (1,314,719)

The permanent differences primarily relate to Net Operating Loss and Foreign Currency adjustments with differing book and tax methods for accounting.

At October 31, 2008, the PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund had capital loss carryovers of $4,884,883, $1,686,809 and $3,399,678, respectively, expiring October 31, 2016.

NOTES TO FINANCIAL STATEMENTS
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31, 2008 - (CONTINUED)

Tax components of dividends paid during the year ended October 31, 2008 and the year ended October 31, 2007 were as follows:
                                                          OCTOBER 31, 2008
                                                   -----------------------------
                                                     ORDINARY        LONG-TERM
                                                       INCOME      CAPITAL GAIN
                                                    DISTRIBUTIONS  DISTRIBUTIONS
                                                    -------------  -------------
PRIMECAP Odyssey Stock Fund ....................      $1,518,217      $1,217,430
PRIMECAP Odyssey Growth Fund ...................      $2,159,493      $  487,747
PRIMECAP Odyssey Aggressive Growth Fund ........      $1,834,245      $  261,039


                                                          OCTOBER 31, 2007
                                                   -----------------------------
                                                     ORDINARY        LONG-TERM
                                                       INCOME      CAPITAL GAIN
                                                    DISTRIBUTIONS  DISTRIBUTIONS
                                                    -------------  -------------
PRIMECAP Odyssey Stock Fund ....................      $  406,744      $  425,699
PRIMECAP Odyssey Growth Fund ...................      $1,637,946      $1,053,927
PRIMECAP Odyssey Aggressive Growth Fund ........      $1,122,121      $1,011,654


The Funds designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amounts necessary to reduce the earnings and profits of the Funds related to net capital gains to zero for the tax year ended October 31, 2008.

(5) INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Trust has entered into an investment management agreement with the Investment Advisor on behalf of each Fund. Under the terms of the agreement, each of the Funds will pay a fee equal to the following annual percentages of average net assets:
                                                                     ASSETS IN
                                                  FOR THE FIRST      EXCESS OF
                                                   $100,000,000     $100,000,000
                                                      PER FUND       PER FUND
                                                      --------       --------
PRIMECAP Odyssey Stock Fund ..........................  0.60%          0.55%
PRIMECAP Odyssey Growth Fund .........................  0.60%          0.55%
PRIMECAP Odyssey Aggressive Growth Fund ..............  0.60%          0.55%

The Bank of New York Mellon Corporation serves as the Funds' custodian. U.S. Bancorp Fund Services, LLC ("USBFS") serves as the administrator, fund accountant, and transfer agent to the Funds. Quasar Distributors, LLC, an affiliate of USBFS, serves as the Funds' distributor.

NOTES TO FINANCIAL STATEMENTS
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31, 2008 - (CONTINUED)

(6) ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board ("FASB") released Financial Accounting Standard Board Statement No. 157 Fair Value Measurements ("SFAS 157"). SFAS 157 establishes a fair valuation hierarchy to increase consistency and comparability in fair value measurements and related disclosures. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. At this time, management is evaluating the implications of SFAS 157, and its impact on the financial statements has not yet been determined.

In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161") was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. Management is currently evaluating the implications of SFAS 161. The impact on the Funds' financial statement disclosures, if any, is currently being assessed.

            REPORT OF INDEPENDENT REGISTERED
            PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------------------



To the Board of Trustees and Shareholders of PRIMECAP Odyssey Funds:


In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund (the "Funds") at October 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.




PRICEWATERHOUSECOOPERS, LLP
San Francisco, California
December 15, 2008

            ADDITIONAL INFORMATION
            PRIMECAP ODYSSEY FUNDS
            --------------------------------------------------------------------
            (UNAUDITED)

ADDITIONAL TAX INFORMATION

The PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund designate 100%, 100% and 63%, respectively, of ordinary income distributions paid during the fiscal year ended October 31, 2008 as qualified dividend income.

The PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund designate 82%, 97% and 17%, respectively, of ordinary income distributions paid during the fiscal year ended October 31, 2008 as dividends qualifying for the dividends received deduction available for corporate shareholders.

TAX NOTICE

ADDITIONAL INFORMATION FOR FOREIGN SHAREHOLDERS ONLY:

The PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund designate 47%, 59% and 57%, respectively, of ordinary income distributions paid during the fiscal year ended October 31, 2008 as interest related dividends under the Internal Revenue Code Section 871
(k)(1)(c).

The PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund designate 34%, 26% and 100%, respectively, of ordinary income distributions paid during the fiscal year ended October 31, 2008 as short-term capital gain distributions.

PROXY VOTING PROCEDURES

The Investment Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust's board of trustees. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-729-2307. This information is also available through the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

PROXY VOTING RECORD

Information regarding how the Funds voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll-free 1-800-729-2307. This information is also available through the SEC's website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Trust files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available on the SEC's website at http://www.sec.gov. The Trust's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free 1-800-729-2307.

ADDITIONAL INFORMATION
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------
(UNAUDITED), (CONTINUED)

RESULTS OF SPECIAL MEETING OF SHAREHOLDERS

The Funds held a special meeting of shareholders on June 16, 2008 relating to the election of trustees. The shareholders elected Elizabeth D. Obershaw and Joseph G. Uzelac as Trustees of the Trust. A total of 60,429,072 shares were represented at the meeting, either in person or by proxy, constituting 83.1% of the shares eligible to vote. The voting results were as follows:

                                      For                  Withheld
                                      ---                  --------
Elizabeth D. Obershaw               59,371,563             1,057,509
Joseph G. Uzelac                    59,981,897               447,175

BOARD APPROVAL OF THE RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT

The Board of Trustees of PRIMECAP Odyssey Funds (the "Trust") is comprised of five Trustees, four of whom are independent of PRIMECAP Management Company (the "Investment Advisor"). During the six months ended October 31, 2008, the Board of Trustees unanimously approved a one-year renewal of the Trust's investment advisory agreement (the "Investment Advisory Agreement") with the Investment Advisor.

GENERAL INFORMATION

The following information summarizes the Board's considerations associated with its review of the Investment Advisory Agreement. In connection with their deliberations, the Board considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Investment Advisory Agreement was considered separately for each Fund, although the Board took into account the common interests of all the Funds in its review. As described below, the Board considered the nature, quality and extent of the various services provided to the Funds by the Investment Advisor as well as the levels of the Funds' advisory fees and other expenses. In considering these matters, the Board discussed the renewal of the Investment Advisory Agreement with management and the independent Trustees met in private sessions with counsel at which no employees of the Investment Advisor were present.

The Board reviewed extensive materials regarding the investment results of the Funds, advisory fee and expense comparisons, financial and profitability information with respect to the Investment Advisor, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel of the Investment Advisor providing services to the Funds. They also took into account information they received at past Board meetings with respect to these matters.

In deciding to approve the renewal of the Investment Advisory Agreement, the Board and the independent Trustees did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board and the independent Trustees concluded that each of the various factors referred to below favored such approval.

ADDITIONAL INFORMATION
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------
(UNAUDITED), (CONTINUED)

NATURE, EXTENT AND QUALITY OF SERVICES

In reviewing the services provided by the Investment Advisor, the Board discussed the services provided by the Investment Advisor to the Funds under the Investment Advisory Agreement, including the background, education and experience of its key portfolio management and operational personnel; its overall financial strength and stability; its resources and efforts to retain, attract and motivate capable personnel to serve the Funds; and the overall general quality and depth of its organization. The Board also took into account the experience, capability and integrity of the Investment Advisor's senior management; its investment philosophy and processes, including its brokerage and trading practices; its disaster recovery and contingency planning; and its commitment and systems in place with regard to compliance with applicable laws and regulations.

INVESTMENT PERFORMANCE

The Board assessed the performance of each Fund compared with its respective benchmark and the average of a peer group of funds (each, a "peer group") selected by Lipper, Inc. ("Lipper") for the year-to-date and one-year and three-year periods ended June 30, 2008. The Board also considered the performance of each Fund compared to its respective benchmark for the inception-to-date period ended July 31, 2008. The Board made the following observations in reviewing the Funds' performance:

     o The PRIMECAP Odyssey Stock Fund had outperformed the median return of the funds in the Lipper Multi-Cap Core fund peer group for the year-to-date, one- and three-year periods ended June 30, 2008 and the S&P 500 Index for all of those periods and the since-inception period ended July 31, 2008.

     o The year-to-date, one-year and three-year total return of the PRIMECAP Odyssey Growth Fund exceeded the median return of the funds in the Lipper Multi-Cap Core fund peer group and the S&P 500 Index for the periods ended June 30, 2008. The return from the Fund's inception through July 31, 2008 was also better than those of the S&P 500 Index and the Russell 1000 Growth Index.

     o The performance of the PRIMECAP Odyssey Aggressive Growth Fund lagged the median return of the funds in the Lipper Multi-Cap Growth fund peer group for the year-to-date, one-year and three-year periods ended June 30, 2008 and outperformed the S&P 500 Index for all those periods except the one-year period. The return from the Fund's inception through July 31, 2008 outperformed the S&P 500 Index return but lagged the Russell MidCap Growth Index return.

The Board noted that although the Funds' returns were negative for the year-to-date and one-year periods ended June 30, 2008, the Funds' overall performance was generally better than their comparative measures. The Board and the independent Trustees concluded that the Investment Advisor continued to provide high quality management and oversight services to the Funds.

ADDITIONAL INFORMATION
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------
(UNAUDITED), (CONTINUED)

ADVISORY FEES AND FUND EXPENSES

The Board reviewed information regarding the advisory fees charged by the Investment Advisor and total expenses of each of the Funds compared to those of the funds included in the relevant Lipper peer groups, and observed that those fees were below the averages of their respective peer groups. The Board also reviewed the fees charged by the Investment Advisor to other clients, including other funds to which it served as sub-adviser, and noted that although such fees were lower than those charged to the Funds, the Investment Advisor provided additional services to the Funds that it did not provide to other clients.

The Trustees reviewed information regarding the Funds' total expense levels compared to those in their respective Lipper peer groups and determined that the Funds' expenses were reasonable and below the averages of the funds in their respective peer groups. They considered information relating to the Investment Advisor's costs and profits, and noted that given the Funds' current asset levels it was unlikely that the Funds provide profits to the Investment Advisor in excess of its profit margin with respect to other business, or could lead to significant economies of scale. The Board also considered the benefits received by the Investment Advisor as a result of its relationship with the Funds, including investment advisory fees paid to it and the intangible benefits of any favorable publicity arising in connection with the Funds' performance. The Board concluded that the advisory fees and expenses of the Funds continued to be reasonable.

CONCLUSIONS

Based on their review, including their consideration of each of the factors referred to above, the Board and the independent Trustees concluded that the compensation payable to the Investment Advisor pursuant to the Investment Advisory Agreement is fair and reasonable in light of the nature and quality of the services being provided by the Investment Advisor to the respective Funds and their shareholders, and that renewal of the Investment Advisory Agreement was in the best interest of the Funds and their shareholders.

            MANAGEMENT
            PRIMECAP ODYSSEY FUNDS
            --------------------------------------------------------------------
            (UNAUDITED)

PORTFOLIO MANAGERS

PRIMECAP Management Company has five portfolio managers who together have more than 160 years of investment experience. Each of these five individuals manages a portion of the PRIMECAP Odyssey Stock Fund and the PRIMECAP Odyssey Growth Fund. The PRIMECAP Odyssey Aggressive Growth Fund is primarily managed by Messrs. Schow, Kolokotrones, Fried, and Mordecai. A small portion of each Fund's assets may be managed by individuals in the Investment Advisor's research department. The portfolio managers primarily responsible for overseeing the Funds' investments are:

            ------------------------------------------------------
            NAME                            YEARS OF EXPERIENCE
            ------------------------------------------------------
            Howard B. Schow                           52
            Mitchell J. Milias                        44
            Theo A. Kolokotrones                      38
            Joel P. Fried                             23
            Alfred W. Mordecai                        11
            ------------------------------------------------------

OFFICERS AND TRUSTEES

The Trust's officers, who administer the Funds' daily operations, are appointed by the board of trustees. The trustees are responsible for the overall management of the Trust, including establishing the Funds' policies and general supervision and review of their investment activities. The Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, by calling 1-800-729-2307 or at the Funds' web site at www.odysseyfunds.com.

EXECUTIVE OFFICERS. The table below sets forth certain information about each of the Trust's executive officers.

------------------------------------------------------------------------------------------------
                        POSITION(S)    TERM OF OFFICE;
NAME, ADDRESS              HELD          LENGTH OF     PRINCIPAL OCCUPATION(S)
(YEAR OF BIRTH)         WITH TRUST      TIME SERVED      DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------
Howard B. Schow          Co-Chief       Indefinite;     Chairman and Director, Portfolio Manager,
225 South Lake Ave.,     Executive      Since 09/04     Chief Investment Officer, and Principal
Suite 400, Pasadena, CA  Officer                        PRIMECAP Management Company
91101-3005
(1927)
------------------------------------------------------------------------------------------------
Theo A. Kolokotrones     Co-Chief       Indefinite;     President, Director, Portfolio
225 South Lake Ave.,     Executive      Since 09/04     Manager, and Principal
Suite 400, Pasadena, CA  Officer                        PRIMECAP Management Company
91101-3005
(1946)
------------------------------------------------------------------------------------------------

MANAGEMENT
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------
(UNAUDITED), (CONTINUED)

------------------------------------------------------------------------------------------------
                        POSITION(S)    TERM OF OFFICE;
NAME, ADDRESS              HELD          LENGTH OF     PRINCIPAL OCCUPATION(S)
(YEAR OF BIRTH)         WITH TRUST      TIME SERVED      DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------
Joel P. Fried            Co-Chief        Indefinite;    Executive Vice President, Director,
225 South Lake Ave.,     Executive       Since 09/04    Portfolio Manager, and Principal Officer
Suite 400, Pasadena, CA  and Trustee                    PRIMECAP Management Company
91101-3005
(1962)
------------------------------------------------------------------------------------------------
David H. Van Slooten     Chief Financial Indefinite;    Executive Vice President, Portfolio Manager,
225 South Lake Ave.,     Officer and     Since 06/04    Financial Analyst, and Principal
Suite 400, Pasadena, CA  Secretary                      PRIMECAP Management Company
91101-3005
(1963)
------------------------------------------------------------------------------------------------
Baltej S. Kochar         Vice President  Indefinite;    Vice President, Financial Analyst, and
225 South Lake Ave.,     and Chief       Since 10/04    Principal, PRIMECAP Management
Suite 400, Pasadena, CA  Administrative                 Company (1/04 - Present); Chief
(1970)                                                  Executive Officer, The Share Group, Inc.
                                                        (9/01 - 1/03)
------------------------------------------------------------------------------------------------
Karen Chen               Vice President  Indefinite;    Chief Compliance Officer, Director of
225 South Lake Ave.,     of Compliance   Since 10/04    Compliance and Reporting, PRIMECAP
Suite 400, Pasadena, CA  and Chief Compliance           Management Company (10/04 - Present);
91101-3005               Officer and                    Team Lead - Legal and Compliance, Pacific
(1973)                   AML Officer                    Investment Management Company (7/02 -
                                                         9/04 and 11/97 - 7/99)
------------------------------------------------------------------------------------------------

MANAGEMENT
PRIMECAP ODYSSEY FUNDS
(UNAUDITED), (CONTINUED)

"INDEPENDENT" TRUSTEES. The table below sets forth certain information about each of the trustees of the Trust who is not an "interested person" of the Trust as defined in the 1940 Act ("Independent Trustees").

--------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                                                           PORTFOLIOS
                                                                                               IN
                                                 TERM OF                                      FUND        OTHER
                               POSITION(S)       OFFICE;                                    COMPLEX      DIRECTOR-
NAME, ADDRESS                    HELD            LENGTH OF        PRINCIPAL OCCUPATION(S)  OVERSEEN BY   SHIPS HELD
(YEAR OF BIRTH)               WITH TRUST        TIME SERVED       DURING PAST 5 YEARS       TRUSTEE(1)   BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------
Benjamin F. Hammon            Chairman of       Indefinite;       Retired; Director,             3          None
225 South Lake Ave.,          the Board         Since 09/04       Institutional Equity Sales,
Suite 400, Pasadena, CA       and Trustee                         Salomon Smith Barney Inc.
91101-3005                                                        (1963-1998)
(1935)
--------------------------------------------------------------------------------------------------------------------
Wayne H. Smith                Chairman of       Indefinite;       Retired; President, Wayne      3          None
225 South Lake Ave.,          the Audit         Since 09/04       H. Smith Consulting, Inc.
Suite 400, Pasadena, CA       Committee                           (2002-2007); Vice
91101-3005                    and Trustee                         President, Financial
(1941)                                                            Services, Avery Dennison
                                                                  Corporation (2001-2002);
                                                                  Vice President, Financial
                                                                  Services, and Treasurer,
                                                                  Avery Dennison Corporation
                                                                  (1999-2001)
--------------------------------------------------------------------------------------------------------------------
Joseph G. Uzelac              Trustee           Indefinite;       Retired; Managing              3          None
225 South Lake Ave.,                            Since 10/07       Director, Lehman
Suite 400, Pasadena, CA                                           Brothers Global
91101-3005                                                        Investment Bank
(1944)                                                            (1988-2007)
--------------------------------------------------------------------------------------------------------------------
Elizabeth D. Obershaw         Trustee           Indefinite;       Managing Director,             3          None
225 South Lake Ave.,                            Since 06/08       Horsley Bridge
Suite 400, Pasadena, CA                                           Partners (2007-Current);
91101-3005                                                        Vice President and
(1960)                                                            Chief Investment Officer,
                                                                  Hewlett-Packard
                                                                  Company (1991-2007);
                                                                  Hewlett-Packard
                                                                  Company (1983-1991)
--------------------------------------------------------------------------------------------------------------------


(1) Fund Complex includes any funds, series of funds, or trusts that share the same advisor or that hold themselves out to investors as related companies.

MANAGEMENT
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------
(UNAUDITED), (CONTINUED)

"INTERESTED" TRUSTEES. The table below sets forth certain information about each of the trustees of the Trust who is an "interested person" of the Trust as defined by the 1940 Act.

--------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                                                           PORTFOLIOS
                                                                                               IN
                                                 TERM OF                                      FUND        OTHER
                               POSITION(S)       OFFICE;                                    COMPLEX      DIRECTOR-
NAME, ADDRESS                    HELD            LENGTH OF        PRINCIPAL OCCUPATION(S)  OVERSEEN BY   SHIPS HELD
(YEAR OF BIRTH)               WITH TRUST        TIME SERVED       DURING PAST 5 YEARS       TRUSTEE(1)   BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------

Joel P. Fried(1)              Co-Chief          Indefinite;       Executive Vice President,      3          None
225 South Lake Ave.,          Executive         Since 09/04       Director, Portfolio
Suite 400, Pasadena, CA       Officer and                         Manager, and Principal
91101-3005                    Trustee                             PRIMECAP
(1962)                                                            Management Company
--------------------------------------------------------------------------------------------------------------------

(1) Mr. Fried is an "interested person" of the Trust, as defined by the 1940 Act, because of his employ- ment with PRIMECAP Management Company, the investment advisor to the Trust.
(2) Fund Complex includes any funds, series of funds, or trusts that share the same advisor or that hold themselves out to investors as related companies.

                               Investment Advisor
                           PRIMECAP MANAGEMENT COMPANY
                        225 South Lake Avenue, Suite 400
                           Pasadena, California 91101

                                        o

                                   Distributor
                        QUASAR DISTRIBUTORS, LLC 615 East
                           Michigan Street, 4th Floor
                           Milwaukee, Wisconsin 53202

                                        o

                                    Custodian
                     THE BANK OF NEW YORK MELLON CORPORATION
                                 One Wall Street
                            New York, New York 10286

                                        o

                                 Transfer Agent
                         U.S. BANCORP FUND SERVICES, LLC
                       615 East Michigan Street, 3rd Floor
                           Milwaukee, Wisconsin 53202

                                        o

                                  Administrator
                         U.S. BANCORP FUND SERVICES, LLC
                       2020 East Financial Way, Suite 100
                           Glendora, California 91741

                                        o

                                  Legal Counsel
                      PAUL, HASTINGS, JANOFSKY & WALKER LLP
                             515 South Flower Street
                         Los Angeles, California 90071

                                        o

                  Independent Registered Public Accounting Firm
                           PRICEWATERHOUSECOOPERS LLP
                            Three Embarcadero Center
                        San Francisco, California 94111

THIS REPORT IS INTENDED FOR THE SHAREHOLDERS OF THE PRIMECAP ODYSSEY FUNDS AND MAY NOT BE USED AS SALES LITERATURE UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

PAST PERFORMANCE RESULTS SHOWN IN THIS REPORT SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE. SHARE PRICE AND RETURNS WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. STATEMENTS AND OTHER INFORMATION HEREIN ARE DATED AND ARE SUBJECT TO CHANGE.

PRIMECAP, PRIMECAP ODYSSEY, AND THE PRIMECAP ODYSSEY LOGO ARE TRADEMARKS OF PRIMECAP MANAGEMENT COMPANY.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

THE REGISTRANT UNDERTAKES TO PROVIDE TO ANY PERSON WITHOUT CHARGE, UPON REQUEST, A COPY OF ITS CODE OF ETHICS BY MAIL WHEN THEY CALL THE REGISTRANT AT 1-800-729-2307.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Wayne Smith is the "audit committee financial expert" and is considered to be "independent" as each term is defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "Other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

----------------------------- ----------------------- -----------------------
                              FYE  10/31/2008         FYE  10/31/2007
----------------------------- ----------------------- -----------------------
Audit Fees                    $96,000                 $81,000
Audit-Related Fees            $0                      $0
Tax Fees                      $16,800                 $15,750
All Other Fees                $0                      $0
----------------------------- ----------------------- -----------------------

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

----------------------------- ----------------------- -----------------------
                              FYE  10/31/2008         FYE  10/31/2007
----------------------------- ----------------------- -----------------------
Audit-Related Fees                     0%                      0%
Tax Fees                               0%                      0%
All Other Fees                         0%                      0%
----------------------------- ----------------------- -----------------------

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

--------------------------------------- ---------------------- -----------------
Non-Audit Related Fees                  FYE  12/31/2008        FYE  12/31/2007
--------------------------------------- ---------------------- -----------------
Registrant                              $16,800                $15,750
Registrant's Investment Adviser         $0                     $0
--------------------------------------- ---------------------- -----------------


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

ITEM 6. INVESTMENTS.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's Co-Chief Executive Officers and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service providers.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) ANY CODE OF ETHICS OR AMENDMENT THERETO, THAT IS THE SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY ITEM 2 REQUIREMENTS THROUGH FILING AN EXHIBIT. Incorporated by reference to the Registrant's Form N-CSR filed January 5, 2008.

     (2) A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002. Filed herewith.

     (3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23C-1 UNDER THE ACT SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS. Not applicable to open-end investment companies.

(B) CERTIFICATIONS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002. Furnished herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


         PRIMECAP ODYSSEY FUNDS


         By         /S/  JOEL P FRIED
                  --------------------------------------------------------------
                           Joel P. Fried, Co-Chief Executive Officer

         Date        DECEMBER 23, 2008
                  --------------------------------------------------------------


         By          /S/ HOWARD B. SCHOW
                  --------------------------------------------------------------
                           Howard B. Schow, Co-Chief Executive Officer

         Date        DECEMBER 23, 2008
                  --------------------------------------------------------------


         By         /S/ THEO A. KOLOKOTRONES
                  --------------------------------------------------------------
                           Theo A. Kolokotrones, Co-Chief Executive Officer

         Date       DECEMBER 23, 2008
                  --------------------------------------------------------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


         By          /S/ JOEL P. FRIED
                  --------------------------------------------------------------
                           Joel P. Fried, Co-Chief Executive Officer

         Date        DECEMBER 23, 2008
                  --------------------------------------------------------------


         By         /S/ HOWARD B. SCHOW
                  --------------------------------------------------------------
                           Howard B. Schow, Co-Chief Executive Officer

         Date       DECEMBER 23, 2008
                  --------------------------------------------------------------


         By        /S/ THEO A. KOLOKOTRONES
                  --------------------------------------------------------------
                           Theo A. Kolokotrones, Co-Chief Executive Officer

         Date        DECEMBER 23, 2008
                  --------------------------------------------------------------


         By          DAVID  H. VAN SLOOTEN
                  --------------------------------------------------------------
                           David H. Van Slooten, Chief Financial Officer


         Date       DECEMBER 23, 2008
                  --------------------------------------------------------------

Print the name and title of each signing officer under his or her signature